UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 27, 2015
Chemical Financial Corporation
(Exact Name of Registrant as
Specified in its Charter)

Michigan (State or Other Jurisdiction of Incorporation)	000-08185 (Commission File Number)	38-2022454 (IRS Employer Identification No.)

235 E. Main Street Midland, Michigan (Address of Principal Executive Offices)	48640 (Zip Code)
Registrant's telephone number, including area code:  (989) 839-5350
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.
On January 27, 2015, Chemical Financial Corporation ("Chemical") issued the press release attached as Exhibit 99.1 to this Form 8-K, which is here incorporated by reference. A copy of the presentation slides which will be discussed in Chemical's webcast earnings call are also attached as Exhibit 99.2 to this Form 8-K. This Report and the Exhibits are furnished to, and not filed with, the Commission.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

99.1 Press Release dated January 27, 2015. This Exhibit is furnished to, and not filed with, the Commission.

99.2	Earnings Presentation Slides. This Exhibit is furnished to, and not filed with, the Commission.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	January 27, 2015	CHEMICAL FINANCIAL CORPORATION (Registrant)

/s/ Lori A. Gwizdala
Lori A. Gwizdala
Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Document

99.1	Press Release dated January 27, 2015. This Exhibit is furnished to, and not filed with, the Commission.

99.2	Earnings Presentation Slides. This Exhibit is furnished to, and not filed with, the Commission.

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